Exhibit 99.1

eCombustible Energy Receives $11.2 Million Strategic Investment in Connection with entry into a $500 Million Follow-On Contract with Pamesa Group for eCombustible’s hydrogen-based fuel supply in Spain

Contract Term is 10 Years

MIAMI, FL – April 5, 2022 /PRNewswire/ — eCombustible Energy LLC, an innovator and provider of customizable hydrogen-based fuel for thermal industrial applications, has received an $11.2 million strategic investment as well as signed a follow-on contract with Pamesa Grupo Empresarial, S.L. (“Pamesa”), one of Europe’s largest ceramic tile producers, to increase the use of eCombustible fuel at their ceramic products factories in Spain. eCombustible Energy’s contract with Pamesa has a term of 10 years and anticipated revenues of over $500 million.

Pamesa Group is a Spanish industrial group dedicated to the design, manufacture and marketing of ceramic products, atomized clays, chemicals, and energy commercialization that meet its customers’ needs, ensuring excellent quality, design and price. The Company sells its products in over 150 countries worldwide.

Under the terms of the agreement, Pamesa is increasing a previous commercial order to replace natural gas consumption with the supply of eCombustible fuel from the company’s patented fuel supply modules, and in conjunction has made a $11.2 million direct equity investment into eCombustible Energy.

eCombustible is designed for large-scale, thermal combustion processes such as those used in mining operations, metals manufacturing, food and beverage production, hospitality services, chemical plants, cement production and all other heat-intensive processes like tile making. eCombustible Energy is building and will install, own, and operate its fuel production modules on site at customer locations under long-term fuel supply agreements.

“Pamesa is one of the largest consumers of natural gas in Spain, and one of the top five in Europe, making their operations an ideal location to introduce our patented fuel supply modules in the region,” said Jorge Arevalo, Chief Executive Officer and Founder of eCombustible Energy. “As one of the top five tile producers in the world, Pamesa has taken a leading role in its industry’s efforts to adopt a clean energy alternative to manufacture ceramic products, at a competitive and predictable cost considering the volatile price of Natural Gas and market uncertainty.”

Pamesa is looking to meet the environmental requirements of the European Union, which has committed to reduce CO2 emissions by up to 55% by 2030. eCombustible expects fuel sales to begin in the fourth quarter of 2022.

Pamesa Grupo Empresarial President Fernando Roig added: “Using alternative fuels to help our planet is important to Pamesa and our clients. We believe our investment and contract with eCombustible will help us reach our sustainability goals while continuing to provide excellent ceramic products at competitive prices.”

About Pamesa Group

Pamesa Group has been dedicated to the design, manufacture, distribution and commercialization of ceramic wall and floor tiles since 1972. With digital technology now fully integrated in the firm, we provide ceramic tile solutions in a fusion of the most up-to-date and functional aesthetics to create environments that stand out for their exquisite quality, evoking the perfect balance between innovation and nature. For more information visit www.pamesa.com.

About eCombustible

Founded in 2010 by Miami-based entrepreneur and investor Jorge Arevalo, eCombustible Energy offers a long-term fuel supply solution that is designed to provide the world’s most fossil-fuel dependent industries with a fuel that is carbon-free, cost-competitive, and requires little to no modification to existing customer equipment. The efficacy of its hydrogen-based fuel, eCombustible, has been validated through testing and independent assessments by third-party engineering firms. For more information visit www.ecombustible.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, including (without limitation) statements regarding the potential benefits of the contract, the expectations of eCombustible Energy LLC (together with its subsidiaries and divisions, “eCombustible” or the “Company”) regarding the potential value of the contract and its fuel and technology, the anticipated timing of commercial start, the belief that the project will help Pamesa meet some of its sustainability goals, eCombustible’s expectations regarding the scope of the project, and the potential benefits and attributes of eCombustible’s solution and technology. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to, the following factors: the risk that the proposed Business Combination (as defined below) may not be completed in a timely manner, or at all; the risk that the proposed Business Combination disrupts current plans and operations of eCombustible; changes in the energy markets in which eCombustible competes, including with respect to its competitive landscape, technology evolution or regulatory changes, or changes in domestic and global general economic conditions; the risk that eCombustible is not able to recognize revenue for its solutions or secure additional contracts that generate revenue; the risk of contract cancellation, amendment or decisions not to implement additional phases of projects; risks related to changes in fuel prices; the risk that eCombustible may not be able to execute its business strategy; risks related to the ongoing COVID-19 pandemic and response; costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination; risks related to competition in the markets in which eCombustible competes and intends to compete; risks related to the early stage of eCombustible’s business and its technology; eCombustible’s ability to obtain capital necessary in order to perform its services; costs associated with providing eCombustible fuel; risks related to market acceptance of eCombustible’s solution; the ability of eCombustible’s technology to perform as intended; and those factors that are or will be contained in the Registration Statement (as defined below) relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are or will be described in Benessere Capital Acquisition Corp’s “Benessere”) Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q, the “Risk Factors” section of the Registration Statement and other documents to be filed by BCAC Holdings, Inc. and/or Benessere from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. eCombustible disclaims any obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed business combination among Benessere, eCombustible and BCAC Holdings, Inc. and its wholly owned subsidiaries, and which we refer to as the “Business Combination,” BCAC Holdings has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-262669) (the “Registration Statement”). This Registration Statement includes a document that serves as a preliminary prospectus of BCAC Holdings and a preliminary proxy statement of Benessere and is referred to as a proxy statement/prospectus. The Registration Statement has not become effective. Following the Registration Statement having been declared effective by the SEC, a final prospectus/definitive proxy statement and other relevant documents will be mailed to Benessere’s stockholders as of a record date to be established for voting on the proposed Business Combination. This communication is not a substitute for the Registration Statement, the final prospectus/definitive proxy statement or any other document that BCAC Holdings has or will file with the SEC, or that Benessere has or will file with the SEC or send to its stockholders, in connection with the proposed Business Combination. Before making any voting or investment decision, investors and security holders of Benessere, eCombustible and BCAC Holdings are advised to read the Registration Statement, all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination, because these documents will contain important information about the proposed Business Combination and the parties to the proposed Business Combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by BCAC Holdings or Benessere, free of charge, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Benessere, eCombustible, BCAC Holdings, and certain of their respective directors and officer, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of Benessere’s stockholders in connection with the proposed Business Combination. Information concerning the interests of Benessere’s, eCombustible’s and BCAC Holdings’ participants in the solicitation, which may, in some cases, be different than the interests of Benessere’s, eCombustible’s and BCAC Holdings’ stockholders and equity holders generally, is set forth in the proxy statement/prospectus contained in the Registration Statement relating to the Business Combination.

Prospective investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of such individuals in BCAC Holdings’ filings with the SEC, including the Registration Statement, and Benessere’s filings with the SEC, including its Form 10-K filed with the SEC on March 31, 2021. To the extent that holdings of Benessere’s securities have changed since the amounts in Benessere’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Such information will also be contained in the final prospectus/definitive proxy statement when available. You may obtain free copies of these documents from the source indicated in the paragraph above.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of eCombustible, Benessere, BCAC Holdings or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of any such jurisdiction.

INVESTOR RELATIONS CONTACT

Chris Tyson

Executive Vice President

MZ North America

Direct: 949-491-8235

ECEC@mzgroup.us

MEDIA CONTACT

Colleen Robar

313-207-5960

crobar@robarpr.com

SOURCE eCombustible Energy